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VISLINK

Q4 and FY 2022 Earnings Presentation

March 27, 2023

At the heart of the action.

www.vislink.com

Safe Harbor Statement

These materials have been prepared by Vislink Technologies, Inc. ("Vislink" or the "Company") solely for use at the presentation. The information presented or contained in these materials is subject to change without notice. These materials contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, estimates, and projections about us and our industry. The forward-looking statements are subject to various risks and uncertainties. The Company urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. These forward-looking statements, which reflect the Company's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of the Company to be materially different from the performance indicated or implied by such statements. Words such as "expects", anticipates", "believes", "intends", "plans", "hopes", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated in forward-looking statements include, among others: progress, timing, cost, future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources, or patent protection for our products and commercialization activities; and other factors from time to time set forth in the Company's SEC reports, including but not limited to the discussion in Management's Discussion and Analysis and the risks identified in the Risk Factors contained in the Company's Form 10-K, which was filed with the Securities and Exchange Commission on **March 31, 2022**.

Vislink Overview

Our Mission Enable content owners to deliver and distribute immersive, compelling, live content and allow those in uniform to protect and serve

Our Vision Digitize, automate, and optimize every video-centric network in the world

Broadcast



Sports & Entertainment


BRADY
12

Public Safety



2022: A Year of Transformation

- **Double-digit growth in Public Safety and Sports & Entertainment target markets**
  - Public Safety up 31% vs. 2021[1]
  - Sports & Entertainment up 40% vs. 2021[1]
- **Lowered revenue breakeven by $3M** through ongoing cost reduction efforts
- **Implemented new go-to-market strategy**
  - Sunset non-strategic legacy products
  - Attaching software and services to all hardware sales
    - Targeting a 90/10 hardware to software and services revenue mix in 2023
  - Growing recurring revenue software and services business, LinkMatrix
- **Exited year with $52M weighted sales funnel**, the highest level post-COVID



LinkMatrix



VISLINK

1. Based on preliminary unaudited results for the year ended December 31, 2022

Technology Strategy Driving Software and Services Growth


Contribution
IP 5G bonded
COFDM
COFDM/Bonded
Hybrid
5G Private
H.265
Applications
Camera Control
Video Return
IFB
Cloud
Production
Playout
RTMP, RTSP
MPEG-TS,
NDI, LinkMix
IP
Content Capture
4K, 1080p/HDR
60fps, digital
Stitching, AI-managed
multi-camera
LinkMatrix
Automation
& Control
Transport
IP Link 3.0
TerraLink

Public Safety Market (MilGov Segment)

- **Go-to-market strategy focused on the Public Safety market**
  - **31% underlying revenue growth**[1] in 2022
  - Expect to **double Public Safety revenue** in 2023
- **$2M in Downlink (AVDS) orders from U.S. and Canadian law enforcement agencies**
- **Solid market reception to new product introductions**: AeroLink transmitter and Quantum receiver
- **Continuing to build an international sales pipeline in the Middle East and Asia**
- **Expanding presence and qualified leads** through key trade shows and digital marketing
- Strategy in place to apply Vislink technology platform to emerging Defense and Government Agency initiatives
- Vislink continues to explore opportunities to expand sales channels and capabilities via partnerships and joint ventures whilst also reviewing a variety of M&A opportunities within the defense sector



(1) Excludes one-off military orders from prior year; based on preliminary unaudited results for the year ended December 31, 2022

Public Safety Market

Use Cases

AVDS



Drone Backhaul



Remote Surveillance



Automated Surveillance



Products

Quantum



COFDM



Bonded WCS



Hybrid Bonded/COFDM



IQSP



AeroLink



LinkMatrix

Public Safety – Use Case

- AeroLink transmitter installed on the helicopter
- Quantum receiver accepts the camera feed from the agency's helicopter
- LinkMatrix Software connects all hardware systems and distributes a low latency, highly reliable, 4K bird's eye view to command center and field personnel to make decisions proactively
- Vislink products are used for observation, border control, and monitoring of illicit activity


VISLINK
QUANTUM



Live Production Markets

- **Live Production revenue grew 27%** in 2022, with underlying growth of 40%[1]
- **Strong industry tailwinds**
  - Continued technology and equipment upgrades
  - Growing demand for cost-effective live event production
  - Added interest in REMI systems
- **New products driving growth**
  - Quantum receiver
  - Cliq OFDM Mobile Transmitter
  - AI-based technology
- Showcasing new products at industry conferences
  - SVG Summit and NAB conference attendance
- OTT partnership with StreamViral at Sportel 2022



VISLINK

(1) Excludes one-off order from prior year; based on preliminary unaudited results for the year ended December 31, 2022

Live Production Markets

Use Cases

Studio



Automated Capture



AVDS



Remote Production



In Venue



On Location



Products

Quantum



COFDM



Bonded WCS



Hybrid Bonded/COFDM



IQSP



TrolleyLive



vPilot



AeroLink



5G Private



LinkMatrix

Live Production – Use Case

- Cliq OFDM Mobile Transmitter is a small form-factor device that supports live event broadcasts
- Motorsports are using these transmitters with small cameras to bring viewers closer to the action
- Live production crews rely on low-latency wireless transmitters to effectively broadcast where wires can't go
- Cliq OFDM Mobile Transmitter applies to many Public Safety use cases as well





FY 2022 Preliminary Unaudited Financial Results Overview

- **Revenues were $28.4M**
  - **31%** growth in Public Safety
  - **40%** growth in Sports & Entertainment
- **Reduced revenue breakeven by $3M**
- **Streamlined** product line by **60%**
  - Solid reception of new products as evidenced by **IABM BaM Award®** for 5G 4Live remote production solution and **Broadcast Tech Innovation Award** for premium, low-latency wireless camera technology
- **Gross Margins** were **47%** of revenue
- **Strong balance sheet** with $25.6M in cash and no debt

Positioned for Organic, Profitable Growth

- **Senior Leadership Team designed for alignment and execution**
- **Transformation in 2022 begins to yield benefits in 2023**
  - Cost reduction efforts will help continue bottom-line improvement with further cost reductions in 2023
  - Increase traction with new, higher margin products that leverage the latest technology – AI, Cloud, and 5G
  - Vislink LinkMatrix integrated into hardware platforms
- **Continue to shift to a favorable revenue mix**
  - 2/3 Live Production, 1/3 Public Safety
  - Targeting for 90/10 hardware/software and services mix in 2023
- **Strong, award-winning product portfolio**
- **Expand Public Safety business**
  - Double public safety revenue in FY 2023
- **Continue growth in live production**
  - Blue chip customers continue to search for low-latency wireless solutions
- **$52M weighted sales funnel entering 2023**

Q&A

Contact Us

Matt Glover and Tom Colton
Gateway Group, Inc.
VISL@gatewayir.com
949-574-3860

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